UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_______________________________________

Date of Report: May 16, 2017
(Date of earliest event reported)

QEP RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34778	87-0287750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 17th Street, Suite 800
Denver, Colorado 80265
(Address of principal executive offices and zip code)

(303) 672-6900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 16, 2017. At the meeting, the Company's shareholders voted on the election of three directors to serve three-year terms, and on several proposals. The voting results were as follows:

1.	Director Elections: Shareholders elected Robert F. Heinemann, Michael J. Minarovic and David A. Trice for terms expiring at the 2020 Annual Meeting of Shareholders with the following votes:

Name	Votes For	Votes Against	Abstentions	% For	% Against	Broker Non-Votes
Robert F. Heinemann	192,384,068	2,220,360	218,587	98.7%	1.3%	15,346,721
Michael J. Minarovic	192,445,111	2,155,519	222,385	98.8%	1.2%	15,346,721
David A. Trice	191,364,514	3,226,298	232,203	98.2%	1.8%	15,346,721

2.	Advisory Vote on Executive Compensation: Shareholders approved the advisory proposal regarding the compensation of the Company's named executive officers with the following votes:

Votes For	Votes Against	Abstentions	% For	% Against	Broker Non-Votes
183,721,272	10,816,713	285,030	94.3%	5.7%	15,346,721

3.
Frequency of Future Advisory Votes on Executive Compensation: Shareholders provided the following votes regarding the frequency of future advisory votes on the Company's named executive officer compensation:

1 Year	2 Year	3 Year	Abstentions
170,504,507	304,007	23,329,142	685,359

4.	Approval of Material Terms of the QEP Resources, Inc. Cash Incentive Plan: Shareholders approved the material terms of the QEP Resources, Inc. Cash Incentive Plan with the following votes:

Votes For	Votes Against	Abstentions	% For	% Against	Broker Non-Votes
185,454,782	8,997,657	370,576	95.2%	4.8%	15,346,721

5.	Ratification of Auditor: Shareholders ratified the selection of the firm PricewaterhouseCoopers LLP to serve as the independent auditors of the Company for 2017 with the following votes:

Votes For	Votes Against	Abstentions	% For	% Against
209,447,661	646,100	75,975	99.7%	0.3%

6.
Company Proposal to Eliminate Supermajority Voting: Shareholders approved amendments to the Company’s Certificate of Incorporation (the "Certificate") and Bylaws to eliminate supermajority voting. As described in the Proxy Statement for the Annual Meeting, a vote to approve an amendment to the Certificate requires approval of at least 80% of the Company’s common stock outstanding. Thus, this proposal passed with the following votes:

Votes For	Votes Against	Abstentions	% For	Broker Non-Votes
192,778,627	1,931,469	112,919	80.1%	15,346,721

No other items were presented for shareholder approval at the meeting.

At a meeting of the Company’s Board of Directors (the "Board") on May 16, 2017, following the Annual Meeting and after consideration of the results of the vote on the frequency of future advisory votes on named executive officer compensation, the Board determined that it would continue with an annual advisory vote on such compensation until the next required vote on the frequency of these votes. Also at the Board meeting following the Annual Meeting and after consideration of the results of the vote on the Company’s proposal to eliminate supermajority voting provisions, the Board approved the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws. On May 17, 2017, the Company filed the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to give effect to the approved amendments to both the Certificate of Incorporation and the Bylaws.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Exhibit
3.1	Amended and Restated Certificate of Incorporation of QEP Resources, Inc.
3.2	Amended and Restated Bylaws of QEP Resources, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QEP Resources, Inc.
(Registrant)

May 18, 2017

/s/ Richard J. Doleshek
Richard J. Doleshek
Executive Vice President and Chief Financial Officer